[***]	Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.31(a)

RATE PER FLIGHT HOUR AGREEMENT

FOR

CFM56-5B ENGINE SHOP MAINTENANCE SERVICES

BETWEEN

CFM INTERNATIONAL, INC.

AND

FRONTIER AIRLINES, INC.

Service Agreement Number: 1-0000001328

Date:

This proposal is valid for written acceptance by Customer until July 30, 2015 but may be withdrawn by CFM International Inc. at any time prior thereto without any reason, and before Customer’s written acceptance has been received by CFM International Inc.

PROPRIETARY INFORMATION NOTICE

The information contained in this document is CFM Proprietary Information and is disclosed in confidence. It is the property of CFM and will not be used, disclosed to others or reproduced without the express written consent of CFM. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document will appear in any such reproduction. Export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

V01052015

TABLE OF CONTENTS

1.	DEFINITIONS		3

2.	SCOPE OF THE SERVICE AGREEMENT		3

3.	TERM OF THE SERVICE AGREEMENT		3

4.	ENGINES AND OPERATING PARAMETERS		3

5.	CFM SERVICE PROGRAM		4
	5.1	COVERED SERVICES	4
	5.2	SUPPLEMENTAL SERVICES	6

6.	ENGINE SHOP VISIT		7
	6.1	CFM FULFILMENT	7
	6.2	PROCEDURE	7
	6.3	WORKSCOPE	8
	6.4	TITLE AND RISK OF LOSS TO PARTS OR MATERIAL	9
	6.5	ENGINE CONFIGURATION	9

7.	PRICES		9
	7.1	COVERED SERVICES PRICING	9
	7.2	SUPPLEMENTAL SERVICES PRICING	11
	7.3	SERVICE CREDITS	11
	7.4	CROSS DEFAULT AND CROSS COLLATERALIZATION	11

8.	INVOICING AND PAYMENT TERMS		11
	8.1	INVOICING FOR POPULAR AND RESTORED RATE SERVICES	11
	8.2	INVOICING FOR SUPPLEMENTAL SERVICES	11
	8.3	PAYMENT TERMS	11

9.	WARRANTY AND LIMITATION OF LIABILITY		12
	9.1	WORKMANSHIP WARRANTIES	12
	9.2	ASSIGNMENT OF WARRANTIES	13
	9.3	PRE-EXISTING WARRANTIES	13
	9.4	SUPERSEDING WARRANTIES	13

10.	DELIVERY – REDELIVERY		14
	10.1	DELIVERY	14
	10.2	PACKAGING	14
	10.3	SHIPPING STANDS	14
	10.4	REDELIVERY	14

11.	TURN AROUND TIME		14
	11.1	QUALIFIED SHOP VISITS	14
	11.2	SUPPLEMENTAL SERVICES	15
	11.3	TURN AROUND TIME REMEDY	15

12.	ADDITION TO/ REMOVAL FROM SERVICE AGREEMENT		15
	12.1	ADDITION OF ENGINES	15
	12.2	REMOVAL OF ENGINES	15
	12.3	EFH MINIMUM	16

13.	COMMUNICATION		17

14.	GENERAL TERMS AND CONDITIONS		17

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

THIS RATE PER FLIGHT HOUR AGREEMENT FOR ENGINE SHOP MAINTENANCE SERVICES (this “Service Agreement”) is made this 29th day of August, 2017, (the “Date of Execution”) by and between CFM International, Inc. a (hereinafter referred to as “(“CFM”), a corporation organized under the laws of New York, and jointly owned by the General Electric Company, a New York corporation (hereinafter referred to as “(“GE”) and SAFRAN Aircraft Engines, a French company (hereinafter referred to as (“SAFRAN”) and Frontier Airlines, Inc., a corporation organized under the laws of Colorado (hereinafter referred to as (“Customer”) having a principal place of business at 7001 Tower Road, Denver, Colorado 80249, United States of America. CFM and Customer are also referred to in this Service Agreement as the “Parties” or individually as a “Party”.

WHEREAS, Customer desires to enter into a service agreement with CFM whereby CFM will perform or cause to be performed the maintenance, repair, and overhaul (“MRO”) of certain CFM56-5B engines operated by Customer and CFM desires to provide such MRO services to Customer; and

WHEREAS, the Parties desire to evidence such agreement as provided below.

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree as follows:

1	DEFINITIONS

Capitalized terms used in this Service Agreement and not otherwise defined have the meanings set forth in Exhibit A.

2	SCOPE OF THE SERVICE AGREEMENT

This Service Agreement contains the terms and conditions applicable to the sale by CFM and the purchase by Customer of the CFM Service Program.

CFM will provide the Covered Services on the basis of a combination of a Popular Rate and a Restored Rate per Engine Flight Hour covering each Engine during the Term (as defined below).

CFM will provide non-Covered Services on a Supplemental Services basis during the Term.

During the Term of this Service Agreement, CFM shall be the exclusive provider of the CFM Service Program (as outlined in Article 5 herein) and Engine Parts. For clarity of the foregoing exclusivity clause, the Covered Services and Supplemental Services described herein are not intended to include any on-wing maintenance or line maintenance to an Engine, including [***]. Instead, such clause is intended to only apply to Covered Services.

3	TERM OF THE SERVICE AGREEMENT

The Term of this Service Agreement will commence on the first Installed Engine Entry Into Service date (the “Commencement Date”).

Each Installed Engine will be covered by this Service Agreement for the period beginning on the Engine’s Entry Into Service and ending after a period of [***] for each CFM56-5B3 rated Engine and a period of [***] for any CFM56-5B4 Engine (with respect to each Engine, its “Coverage Period”). The Term for each Engine shall apply based on the Engine thrust at Entry into Service except for the case of the firm Spare Engine #3 to be upgraded to CFM56-5B3 by [***].

Spare Engines per Exhibit B shall be eligible for Services under this Service Agreement from the date on which each Spare Engine is delivered to Customer by CFM until the date on which the Term expires for the last Installed Engine operated at the as-delivered Spare Engine thrust within its respective Group (I, II, or III).

This Service Agreement will continue, unless sooner terminated as provided herein, for a period ending on the earlier to occur of the completion of the Coverage Period described above or ,February 28, 2030 (the “Term”).

4	ENGINES AND OPERATING PARAMETERS

The Engines eligible to be covered by this Service Agreement are defined in Exhibit B. [***].

The Service Agreement is based on the Engine delivery schedule Engine quantities, operating parameters, the assumption that the Engines will be operated primarily in North America and other listed factors [***].

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

5	CFM SERVICE PROGRAM

5.1	Covered Services

5.1.1	Qualified Shop Visits

A Qualified Shop Visit is any maintenance or repair of an Engine that cannot be performed on-wing, as determined by CFM, in order to:

a.

Correct a deficiency or performance deterioration which has created an Unserviceable condition according to criteria defined in the Aircraft Maintenance Manual (“AMM”), and/or the Fault Isolation Manual (“FIM”), and/or the Troubleshooting Manual (“TSM”) and/or CFM Service Bulletins,

b.	Comply with an Airworthiness Directive (“AD”) issued by the FAA or EASA, which is related to a CFM approved Part or Repair,

c.

Install LLP due to Life Expiration. Residual life on LLP shall not be higher than [***]; however, CFM may perform the Qualified Shop Visit sooner than [***] remaining on a case by case basis based on Customer’s operational constraints if appropriate commercial arrangements are agreed to by the Parties in advance of the Engine removal.

d.	Comply with a written recommendation of the CFM Program Manager.

e.	[***].

The shop visit of an Engine Delivered by Customer against or without the advice and consent of the CFM Program Manager or his delegate (as defined in CFM’s procedures manual) may not be considered a Qualified Shop Visit, and the shop visit may be charged to Customer as Supplemental Services, if after Delivery of the Engine CFM determines the Engine does not qualify for a QSV as set forth in this Service Agreement. CFM shall provide 24x7 support through CFM’s Customer Support Center for providing technical support, trouble shooting and consent by the CFM Program Manager or his delegate (as defined and prescribed in CFM’s procedures manual). Furthermore, for a shop visit to be a Qualified Shop Visit, the Customer must comply with CFM’s and AMM’s recommended on-wing maintenance guides specifically including any requirements for a core water wash program as directed by the CFM Program Manager, and compliance with on-wing maintenance and troubleshooting per CFM’s and the AMM’s written recommendations.

The Covered Services for a Qualified Shop Visit include:

a.	All labor, replacement material, material handling charges and any vendor fees required to perform Engine reconditioning and repair to return a Serviceable Engine to Customer,

b.	Engine testing, oil and fuel,

c.	Incorporation of Airworthiness Directives issued by the AAA which are related to a CFM approved Part or Repair, and CFM published category 1 through 6 Service Bulletins,

d.	Inspection, repair and replacement of Life Limited Parts,

e.	Removal, visual inspection, repair if non-Serviceable (up to the BER value), and reinstallation of the LRUs set forth in Exhibit F that are removed from the Engine for access reasons,

f.	Removal, visual inspection and reinstallation, if serviceable, of neutral Quick Engine Change (“QEC”) components,

g.	[***],

h.	[***],

i.	[***]

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

5.1.2	Transportation

[***]. For avoidance of doubt, risk of loss shall pass in accordance with the definitions of Delivery and Redelivery. Transportation costs for shipment of parts and components during the course of a shop visit are covered by CFM [***].

5.1.3	Engine Management Services and Diagnostic Services

CFM will provide the following diagnostics services:

a.

Engine condition data will be automatically processed by diagnostics software 24 hours a Day, 7 Days a week (“24x7”) when received at the designated CFM facility. CFM will be responsible for operating and maintaining the diagnostics software and the necessary facilities. Customer shall have access to the CFM Customer Web Center web-based tools for reviewing Engine condition data and assessing Engine health.

b.

Customer Notification Reports (“CNR”) for Engine condition monitoring trend shift observation, including engineering review, analysis, and recommendations will be provided to Customer, as required, on a 24x7 basis.

c.	Monthly Engine thrust derate report.

d.	Access to diagnostics engineers for Engine diagnostic support and consultation as required.

e.	Periodic teleconference to review reports and program status.

f.	Weekly Engine health trend summary and analysis reports.

Customer acknowledges and agrees that any such information provided to Customer by CFM for use in troubleshooting and managing operations is advisory only, and that CFM is not responsible for line maintenance or other actions or consequences resulting from such advice, and that Customer is solely responsible for identifying and resolving any aircraft or Engine faults or adverse trends.

5.1.4	Continuous Engine Operational Data

To the extent Customer is not restricted by contract or regulation, Customer shall provide CFM with access to Continuous Engine Operational Data (CEOD) on a monthly basis, unless the Aircraft is modified with wireless/remote data transmission capabilities, in which case Customer agrees to provide CEOD on a daily, weekly, or monthly basis as applicable. CFM agrees to protect CEOD from unauthorized use or unauthorized or accidental disclosure in by the exercise of the same degree of care as it employs to protect its own information of a like nature. Subject to the foregoing, any CEOD may be used by CFM, its parent companies and affiliates for internal purposes including: 1) technical fleet and engine analysis, and 2) development of and improvements to CFM products and services, provided that the parent companies and affiliates of CFM are subject to the same confidentially obligations as CFM. Notwithstanding any provision to the contrary, it is expressly understood and agreed that any Derivative Data generated by CFM is and will remain the property of CFM.

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

Customer’s failure to provide CEOD, with the exception of mechanical or telecommunication failures outside Customer’s control, may result in denial of a Qualified Shop Visit if in CFM’s opinion such data could have prevented an Engine removal or minimized the Workscope required.

5.1.5	[***]

5.2	Supplemental Services

a)	Any and all Services not specifically included as Popular/Restored Rate per Engine Flight Hour Services,

b)	Any Services provided for during an Engine shop visit that is not a Qualified Shop Visit.

c)	Any service required as a consequence of non-compliance with CFM’s on-wing maintenance and troubleshooting recommendations. [***].

d)	Any labor, material, material handling charges to repair or replace any QEC, or any Service Bulletin related to QEC.

e)

Any material, material handling charges and any fees associated with the replacement of LRUs (it being agreed that Customer shall have the right to provide new and/or used serviceable parts for installation into the Engine by CFM during any Supplemental Services),

f)	Incorporation of Airworthiness Directives issued by the AAA which are related to a non-CFM approved Part or Repair, and CFM published Service Bulletins beyond Category 6 Service Bulletins.

g)	Any correction of Major FOD [***],

h)	Any labor, material, material handling charges and any fees to repair or replace an out of warranty [***].

i)	Any labor, material, material handling charges and any fees associated with upgrade programs or conversion to another thrust rating,

j)	Services required as a result of:

i.	An Aircraft Accident or Aircraft Incident,

ii.	An Act of God, military action or terrorist activity, either directly or indirectly,

iii.	Improper or negligent installation, operation, removal, storage or maintenance of an Engine not in conformance with the AMM or CFM manuals unless such improper or negligent act was performed by CFM,

iv.	Experimental test applied to the Engine, unless performed by CFM,

v.	The use of a non-CFM approved LRU, part or repair,

vi.	[***].

vii.	Operations of the Aircraft/Engines not in accordance with the AFM

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

k)	Maintenance or repair of Engine transportation stands and container.

Supplemental Services will be charged in accordance with Article 7.2. Customer shall have the right to approve any Supplemental Services, such approval to not be unreasonably delayed, in writing prior to commencement of work.

6	ENGINE SHOP VISIT

6.1	CFM Fulfilment

CFM may, at CFM’s sole discretion, delegate to or purchase from any CFM Designated Repair Station, part or all of any obligation, right or benefit of CFM for the performance of the CFM Service Program in conformance with the Repair Specification.

A CFM Designated Repair Station must be on Customer’s Op Spec before CFM can require that Customer ship an Engine to the Designated Repair Station for repair or maintenance under this Service Agreement. CFM will provide Customer with all reasonably requested information on each Designated Repair Station and allow Customer reasonable access and reasonable time taking into consideration Customer’s operational constraints after CFM requests Customer to add such Designated Repair Station to Customer’s Op Spec) to such facilities to perform its duties as the airline operator certificate holder to add a Designated Repair Station to Customer’s Op Spec.

The CFM Designated Repair Station shall be any of overhaul facilities as set forth in Exhibit H. Customer shall maintain approvals and qualifications at both GE Engine Services and SAFRAN facilities. CFM reserves the right at any time to change the DRS. Should CFM change the DRS, Customer’s obligations under this Service Agreement, including transportation expenses, will be no greater than if such Services were performed at the Original DRS.

6.2	Procedure

a)	Customer shall Deliver the Engine to the CFM Designated Repair Station.

b)

Customer shall issue a purchase order to CFM and, to the extent CFM accepts the purchase order, which acceptance shall not be unreasonably withheld or delayed, CFM shall process the performance of the Services in accordance with the Customer requirements specified in such purchase order, provided that, in any event, the terms and conditions of this Service Agreement shall take precedence over any terms and conditions set forth on such purchase order.

c)	Customer shall provide all applicable Engine records, as required by the AAA or as reasonably requested by CFM, and the shop visit data listed in Exhibit C.

d)

Following Delivery of each Engine at the CFM Designated Repair Station, together with the documents described in Paragraphs (b), and (c) above, CFM shall perform a visual inspection of the Engine, including its QEC, and perform or cause to be performed the Induction of the Engine and shall proceed with the Services requested by such purchase order in accordance with Paragraph (b) above.

e)	CFM will inform Customer as to whether the shop visit meets the criteria for a Qualified Shop Visit within a commercially reasonable period of time.

f)

Upon Delivery, CFM will notify Customer of any components or LRU’s missing from the Engine. CFM will at Customer’s election (a) replace such missing items at Customer’s expense as Supplemental Services, unless (i) Customer notifies CFM in writing within [***] after receiving CFM’s notice that Customer wishes to furnish such missing items; and (ii) Customer delivers such missing items to the CFM Designated Repair Station within [***], or (b) allow Customer to retrieve the Engine with missing items as mutually agreed to by the Parties.

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

g)	CFM shall Redeliver a Serviceable Engine to Customer.

h)	CFM will prepare and package the Serviceable Engine in shipping stands or containers provided by Customer at the time of Delivery in accordance with CFM’s standard commercial practices.

i)

CFM shall provide Customer with copies of all work records required by AAA as agreed to in writing by CFM and Customer. Such work records shall at a minimum include (i) delivery of a mini pack of records to Customer at the time of return of the Engine to Customer and (ii) delivery to Customer within [***] of the date of the return of the Engine to Customer of the full package of work records.

6.3	Workscope

For each Qualified Shop Visit, CFM will develop a Workscope based on Customer’s Repair Specification, including CFM recommended Service Bulletins for that specific Workscope. CFM shall charge Customer for any additional work requirements requested by Customer, which exceed the Workscope defined by CFM, as Supplemental Services.

LLP Minimum Build will be [***], and any LLP which do not meet such Minimum Build shall be replaced. Each LLP replaced in the Engine as part of Covered Services shall be replaced with a new LLP manufactured by CFM.

Customer acknowledges that CFM does not have information regarding non-CFM approved material and repairs and their design characteristics, manufacturing, material or any potential system effects arising from their use and maintenance. Customer further acknowledges that CFM, as the OEM of the Engine, only has knowledge and expertise on the components and repairs CFM has developed within the whole Engine, taking into account the system effects environment and continued airworthiness support.

Accordingly, Customer recognizes and agrees that CFM is not able to make technical assessments or recommendations with respect to non-CFM approved material and repairs, nor support or maintain such materials or repairs. The terms and conditions of the Services reflected in the present Service Agreement are predicated on CFM’s capabilities as described above.

Non-CFM Parts and Repairs. In the event that non-Type Certificate Holder (“TCH”) approved material or repairs are exposed during the shop visit, CFM will replace, on a Supplemental Services basis, with TCH-approved hardware based on current CFM policies and procedures. Customer will be notified of the disposition. LLP hardware operated with influencing non-TCH materials or repairs per Chapter 5 of the appropriate CFM approved shop manual will be considered influenced by unknown operational conditions and replacement will be made by CFM. Any resulting adverse effects to Engine TAT at the shop will be mutually agreed, and the original TAT (if any) will be increased by the agreed Days. Non-TCH approved material or repairs that are not exposed during a shop visit may remain in an Engine at CFM’s discretion, with prior consultation with Customer. If, however, these and any other Non-TCH approved materials or repairs, or LLP hardware operated with influencing non-TCH materials or repairs, cause an Unserviceable condition or Engine removal, the shop visit will not be considered a Qualified Shop Visit and the costs associated with such events will not be covered by the warranties provided in this Service Agreement.

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

Engines already qualified for the TRUEngine program that are maintained under this Service Agreement will maintain their TRUEngine status. Other engines added to the Service Agreement will be added to the TRUEngine program upon meeting qualification requirements as the result of Services and inspections performed during this Service Agreement.

CFM may, at its option, propose to Customer the replacement of an Engine with a new or used engine for either program or commercial reasons in lieu of performing a Qualified Shop Visit. Any such replacement engine shall be in a similar or higher configuration as the removed Engine and will enter the Services Agreement as a replacement for the removed Engine. No Reconciliation shall be required.

6.4	Title and Risk of Loss to Parts or Material

CFM furnished parts and material incorporated into an Engine will be deemed to have been sold to Customer and title to such parts and material will pass to Customer upon incorporation into such Engine. Risk of loss or damage to such parts and material will pass to Customer upon Redelivery of the Engine.

For parts replaced under Covered Services or parts replaced by Rotable parts, title to and risk of loss of any parts (including LLP and Repairable parts) removed from the Engine that are replaced by other parts will pass to CFM upon incorporation of replacement parts into the Engine.

For Parts not covered by Rate Per Flight Hour Services (Supplemental Services), Customer shall retain title to any scrapped parts removed from the Engine that are replaced by other parts. Parts shall be held at the CFM DRS for [***] for the Customer to review and/or retrieve. After such period, any Parts not retrieved by Customer shall become CFM property.

6.5	Engine Configuration

Customer shall Deliver the Engine to the CFM Designated Repair Station in a basic engine configuration, equipped with the LRUs listed in Exhibit F. CFM shall Redeliver the Engine in the same basic engine configuration.

In the event an Engine is Delivered with parts or components or QEC equipment in addition to the basic configuration, such Engine shall be Redelivered in the same configuration as Delivered, unless otherwise mutually agreed by the Parties. Any work performed to return such parts or components or QEC equipment in a Serviceable condition will be charged to Customer as Supplemental Services.

CFM may elect to use used Rotable Parts, and/or repaired parts in Serviceable condition in Engines Redelivered to Customer, and such Rotable Parts, and/or repaired parts will be a CFM part of similar configuration as the parts in the Engine Delivered to CFM. Notwithstanding the foregoing, CFM shall not replace any used Rotable Part or repaired part with a part that has more hours or cycles than the replaced part and in each instance Customer must approve the installation of any used Rotable Part or Part to be installed in an Engine.

7	PRICES

7.1	Covered Services Pricing

CFM will charge Customer for the Covered Services:

a.	[***]

b.	[***]

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

c.	[***]

Covered Services Rate	Rate per EFH [***]
	CFM56-5B3/3B1	CFM56-5B4
Popular Rate	[***]	[***]
Restored Rate	[***]	[***]

Using the data provided as per Article 8.1, CFM will determine the average flight leg, annualized utilization, and derate parameters for the previous month for the fleet. The current escalated Popular Rate for the fleet will be adjusted in accordance with the table in Exhibit D, on a monthly basis, depending on the previous month’s actual average operating parameters for the fleet. This rate, multiplied by the total monthly EFH for the fleet will be provided to the Customer in the monthly invoice as per Article 8.1.

In the event that Customer’s actual monthly average operating parameters are outside of the limits provided in Exhibit D, CFM will expand the table in Exhibit D and may adjust the Popular Rate in accordance with Customer’s actual average operating parameters.

Using the data provided as per Article 8.1, CFM will determine the average flight leg, annualized utilization, and derate parameters for the Engine undergoing Services at the time of each Qualified Shop Visit. The Restored Rate shall adjust, as set forth in Exhibit D, for each Qualified Shop Visit depending on the Engine’s actual average operating parameters calculated for the period from Commencement Date, Entry Into Service or the previous Qualified Shop Visit whichever occurs last through the Current Qualified Shop Visit.

In the event that any Customer Engine’s actual average flight leg, annualized utilization, and derate parameters are outside of the limits provided in Exhibit D at a Qualified Shop Visit, CFM will expand the table in Exhibit D and may adjust the Restored Rate.

The Popular and Restored Rates per Engine Flight Hour are predicated on the parameters as defined in Exhibit B, such as delivery schedule, Engine quantities, location of Main Area of Operation and other factors such as [***].

In case of any change in any parameter as defined in Exhibit B such as delivery schedule, Engine quantities, location of Main Area of Operation or other factors such as [***] the above mentioned rates may be adjusted accordingly by CFM.

In order to facilitate implementation and administration of the CFM Service Program, Customer shall promptly provide such data and records on a monthly basis, including but not limited to times since new, cycles since new and average derate for each engine serial number and provide the CFM Program Manager or his delegate reasonable access to such records for inspection or audit.

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

The Popular Rate and Restored Rate shall escalate on an annual basis in accordance with the formula set forth in Exhibit E.

7.2	Supplemental Services Pricing

CFM will charge Customer for Supplemental Services in accordance with the pricing set forth in Exhibit G. The pricing for Supplemental Services shall escalate on an annual basis in accordance with the formula set forth in Exhibit G.

7.3	[***]

[***]

7.4	Cross Default and Cross Collateralization

Each of the Spare Engines sold to Customer along with the associated lien placed upon each of them and all other obligations required by Customer in this Service Agreement shall be cross collateralized and cross defaulted to each other and to all current and future obligations owed by Customer to any of CFM and/or its affiliates.

8	INVOICING AND PAYMENT TERMS

8.1	Invoicing for Popular and Restored Rate Services

No later than the [***] of each month, Customer will provide to CFM the time since new, cycles since new and average derate for each Engine serial number. CFM will provide Customer an invoice no later than the [***] of the month for the prior month for Services covered under a Popular Rate. In addition, for Services covered and invoiced under a Restored Rate per Article 7.1 above, CFM shall issue a Restored Rate invoice to Customer not later than Engine Induction into DRS at the time of a Qualified Shop Visit.

8.2	Invoicing for Supplemental Services

CFM will invoice Customer for Supplemental Services as follows:

8.2.1	Initial Invoice

CFM will issue an initial invoice to Customer within [***] after Induction of the Engine for [***] of the estimated prices for Supplemental Services.

8.2.2	Final Invoice

Following Redelivery, CFM will issue a final invoice to Customer based on the actual charges to complete the Supplemental Services. Such invoice will be reconciled with the initial invoice and Customer’s payment.

8.3	Payment terms

Customer will pay all invoices, including the initial invoice for Supplemental Services, within [***] from the date of the invoice. Prior to Engine redelivery to Customer all invoices for Supplemental Services issued shall be paid. All payments shall be transmitted electronically to CFM’s bank account as indicated on the invoice. Payment shall be effective upon receipt thereof.

Should Customer fail to make any payment when due, CFM may charge a fee for late payment at a rate equal to the [***]. Payments will be applied to any late payment fees then to the oldest outstanding amounts in order of succession. If Customer fails to make any payment, which is not the subject of a

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

good faith dispute, when due, and does not cure such failure within [***] of such due date, CFM may terminate or suspend performance of all or any portion of this Service Agreement. In the event Customer’s account becomes delinquent (excluding amounts in good faith dispute with CFM) or Customer’s credit status with CFM negatively changes, different terms of payment or other commercially acceptable assurances of payment may be applied.

In the event of a bona fide dispute regarding any the amount to be paid pursuant to any invoice, or any portion thereof, Customer shall within [***] of receipt of such invoice give written notice to CFM of such disputed invoice, or dispute portion thereof, together with reasonable substantiation of such dispute and any supporting documentation. CFM and Customer shall use their respective best efforts and allocate sufficient resources to resolve such dispute within [***] or as soon as practicable thereafter. In the event the Parties fail to resolve any such dispute invoice within such period, the dispute shall be resolved by designating senior managers to reach a resolution. Upon resolution, CFM shall credit Customer, or Customer shall pay to CFM, as applicable, settled amount of the disputed portion of the invoice within [***]. For clarification, Customer shall be required to pay the undisputed portion of any invoice in accordance with the payment terms for undisputed invoices set forth in this Service Agreement. To the extent Customer complies with the requirements of this Article, CFM shall not charge a fee for late payment, as set forth above, during that period of time such amount is disputed by the Parties.

9	WARRANTY AND LIMITATION OF LIABILITY

For this Article 9, the term “CFM” shall be deemed to include CFM, GE and SAFRAN, the CFM Designated Repair Station and CFM’s subsidiaries, assigns, subcontractors, suppliers, Services providers, and their respective directors, officers, employees, and agents.

9.1	Workmanship Warranties.

9.1.1	Services Warranty

All Services performed under this Service Agreement shall be free from defects in workmanship.

For Engines repaired and Redelivered within [***] preceding expiration of this Service Agreement, if Customer claims a defect in workmanship within either [***], and (a) Customer provides written notice to CFM of such defect within [***] of its discovery, and (b) Customer ships to CFM the part or component which gives rise to the claim to the facility directed by CFM within [***], or, in cases in which shipment is commercially impracticable, makes such part or component reasonably available to CFM’s personnel; and (c) CFM reasonably establishes that Customer’s claim is correct, CFM will provide or cause to provide, at CFM’S option, one of the following:

i.	Repair or replacement of the Part(s) affected by such defective workmanship, or

ii.

Upon prior written approval from CFM, pay Customer’s reasonable direct costs for such repairs, but in no event shall such costs exceed CFM’s internal costs of repair (unless prior approval is received from CFM), and

iii.	Reimburse Customer for transportation expenses reasonably incurred and adequately documented by Customer in connection with the warranty claim.

The warranty period for the repaired or replaced workmanship will be the remainder of the original warranty period.

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

9.1.2	Conditions and Limitation of Liability

This Services Warranty is applicable only if: the Engine, following Redelivery, (a) has been transported, stored, installed, operated, handled, maintained and repaired in accordance with the then-current CFM recommendations as stated in AMM or CFM manuals, Airworthiness Directives, Service Bulletins or other relevant written instructions; (b) has not been altered, modified or repaired by anyone other than the CFM Designated Repair Station; and (c) has not been subjected to accident, misuse, abuse or neglect.

Any warranty for Engines or parts, LRU’s, components and material thereof, including the design, material or engineering defects of a manufacturer, will be the warranty, if any, of the manufacturer of such Engines or parts, LRU’s, components or material thereof.

The foregoing will constitute the sole remedy of Customer and the sole liability of CFM for defective workmanship relative to the Engines. The liability of CFM connected with or resulting from the Services warranty shall not in any event exceed the cost of correcting the defect as provided above, and, upon the expiration of the shortest period described therein, all such liability will terminate. In no event shall CFM be liable for any special, expectation, consequential, incidental, resultant, indirect, punitive or exemplary damages (including loss of use, loss of profit or loss of revenue in connection with the Engines).

THE SERVICES WARRANTY SET FORTH HEREIN IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES AND GUARANTEES WHETHER WRITTEN, STATUTORY, ORAL OR IMPLIED (INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE).

9.2	Assignment of Warranties

Customer may not assign the Services warranty without CFM’s prior written consent. However, notwithstanding the foregoing CFM will consent to a Services warranty assignment to Customer’s lessor upon written request, subject to the commercially reasonable terms and conditions of a mutually agreed warranty assignment letter.

9.3	Pre-existing Warranties.

Customer will assure that any requested repair of an Engine, accessory or component that is covered under a third party warranty that is not assigned to CFM will be performed directly by that person at no expense to CFM. Notwithstanding the above, CFM may accept a purchase order for the time and material repair of a warranted item from Customer or the person giving the warranty.

9.4	Superseding Warranties.

During the Term of this Service Agreement, Customer acknowledges that the obligations undertaken by CFM hereunder supersede the warranties, special guarantees, or other commercial obligations undertaken by CFM applicable to the Engines in any other agreement with Customer, including but not limited to, Customer’s General Terms Agreement (“GTA”), as amended from time to time, and any Letter Agreements to the GTA. Customer is no longer eligible for such warranties, special guarantees, or other commercial obligations for the Covered Services which are therefore transferred to CFM, with the exception of:

[***]

Upon any termination of this Service Agreement, any superseded warranties, or special guarantees with remaining life will be restored to Customer.

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

10	DELIVERY – REDELIVERY

10.1	Delivery

All Engines to be Serviced hereunder will be Delivered by Customer to the CFM Designated Repair Station. Customer shall use good faith, commercially reasonable efforts to ship such Engines within [***] following removal from the aircraft at maintenance base locations. Customer will use reasonable efforts to ship within [***] for outstation removals. Customer will not Deliver piece parts or components for repair separate from Customer’s Engine without CFM’s written consent.

10.2	Packaging

Customer is responsible for all packaging, labeling and associated documentation of the Engine at Delivery, in accordance with the International Civil Aviation Organizations (ICAO) Technical Instructions for the Safe Transport of Dangerous Goods by Air, and if the Engine is to be transported over the United States of America, the US Department of Transport Regulations 49 CFR 171-180. If required by applicable law or regulations, Customer will further provide a material safety data sheet to CFM at Delivery of the Engine indicating any substances contained within the Engine to be consigned. Customer will indemnify, defend and hold harmless CFM from all or any claims, liabilities, damages, judgments, costs, penalties, fines and/or any punitive damages imposed, alleged, or assessed by any third party against CFM and caused by and to the extent of Customer’s non-compliance with this Article 10.2.

10.3	Shipping Stands

Customer will provide and maintain all shipping stands, shipping containers, mounting adapters, inlet plugs and covers, required to package the Engine for Delivery and Redelivery.

10.4	Redelivery

After completion of Services, CFM will prepare and package the Engine for Redelivery to Customer and provide a Services records package that complies with AAA regulations.

Redelivery dates are based upon (i) receipt by CFM of all information necessary to permit CFM to proceed with the Services immediately and without interruption; and (ii) Customer’s compliance with the payment terms of this Service Agreement.

In the event Redelivery of an Engine cannot occur due to any act or failure to act by Customer, CFM may place such Engine into storage. In such event, CFM will notify Customer and CFM’s Redelivery obligations will be deemed fulfilled and all risk of loss or damage to the Engine shall pass to Customer on the date of such storage. Any amounts payable to CFM upon Redelivery will be payable thirty (30) Days after the date of CFM’s invoice. Promptly upon receipt of CFM’s invoice, Customer will reimburse CFM for all expenses incurred by CFM, including, but not limited to, preparation for and placement into storage, handling, inspections, preservation and insurance of the Engine. Upon payment of all amounts due hereunder, CFM will assist and cooperate with Customer in the removal of Engine that has been placed in storage.

11	TURN AROUND TIME

11.1	Qualified Shop Visits

For Qualified Shop Visits, CFM will exercise reasonable efforts to meet a Turn Around Time of [***]. [***] shall be added to the TAT for Engines received with QEC attached. For Engines removed per a mutually agreed planned removal schedule and provided all of the required Engine documentation has been made available by Customer, CFM will induct the Engines on the planned induction date so long as the Engine is received at the DRS [***] prior to the planned induction date. Any reasonable delay in obtaining Supplemental Services approval shall not count against the TAT requirement.

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

For Engines requiring only a top case repair during [***], CFM will exercise reasonable efforts to meet a Turn Around Time of [***] and provided all of the required Engine documentation has been made available by Customer, [***] shall be added to the TAT for Engines received with QEC attached.

11.2	CFM may add Days to the TAT as reasonably required for other Supplemental Services. [***] shall be added to the TAT for Engines received with QEC attached.

11.3	TAT Remedy

In the event CFM fails to exercise reasonable efforts to meet the Turn Around Time specified in Article 11.1 for a Qualified Shop Visit due solely to a delay which is not excused pursuant to Article 4, “Excusable Delay” of Exhibit I, and Customer has purchased the required Spare Engines as defined in Exhibit B, then CFM shall [***]:

[***]

The foregoing provisions of this Paragraph 11.3 shall constitute the sole remedy of Customer and the sole liability of CFM with respect to TAT Guarantee under this Service Agreement. [***]

12	ADDITION TO/REMOVAL FROM SERVICE AGREEMENT

12.1	Addition of Engines

Customer and CFM may agree to amend Exhibit B to add Engines to the Service Agreement after the Commencement Date. For each added Engine, Customer will provide information, including, but not limited to, the Engine serial number, aircraft tail number, previous operator, current owner, operating time and flight cycles since new and, if applicable, the operating time and flight cycles since the last shop visit, shop visit reports, historic thrust and derate information and applicable thrust rating. CFM will evaluate the effect on the Rate Per Flight Hour pricing, taking into consideration effects on the fleet size, number of spare Engines covered under this Service Agreement, age and condition of the Engines and other commercial considerations and may adjust the Rate Per Flight Hour pricing accordingly.

12.2	Removal of Engines

Customer may remove Engines from this Service Agreement upon advance written notice, only if Customer is no longer operating the Engines and is no longer responsible for maintenance of the Engines for the following reasons:

a.	Bona fide sale or other bona fide transfer to an unaffiliated third party;

b.	A return to the lessor; or

c.	If the Engine has been determined to be BER.

In all cases of Engine removal, CFM and Customer must mutually agree on which Engine will be removed, unless Customer’s lessor dictates otherwise. Any Engine removal will be subject to the reconciliation provisions set forth below.

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

Reconciliation

a.

If a removed Engine has not undergone a Qualified Shop Visit for Covered Services, CFM shall receive an amount equivalent to [***] of the sum of the Popular Rate payments plus [***] for the Covered Services accrued for such Engine by multiplying the Restored Rate by the EFH incurred by the Engine since the Commencement Date, or since the date that such Engine entered the Service Agreement, whichever occurred last (the “Reconciliation Amount”). CFM will compare this Reconciliation Amount to the Popular Rate payments received for Covered Services, and will either credit or invoice Customer with the difference between such payments and the Reconciliation Amount whenever Popular payments received are higher or lower than the Reconciliation Amount. In case of CFM invoice for such difference, Customer will pay such invoice within [***]. CFM will retain any amounts paid for any Services other than Covered Services.

b.

If a removed Engine has undergone at least one Qualified Shop Visit for Covered Services, CFM will calculate the total cumulative charges for all Covered Services, provided for such removed Engine as if such Services were provided on a Supplemental Services basis and the Supplemental Services pricing had applied (“Supplemental Charges”). CFM will then compare such Supplemental Charges to the total cumulative Covered Services payments received from the Customer for such removed Engine, less [***]. If the Supplemental Charges are greater than the total cumulative Covered Services payments received from the Customer, less [***], CFM will invoice Customer for the difference. Customer will pay such invoice within [***] of receipt.

Adjustment of Rate Per Flight Hour Pricing. CFM will evaluate the effect of any Engine’s removal on the Rate Per Flight Hour pricing taking into consideration effects on the fleet size, age and condition of the Engines and may adjust the Rate Per Flight Hour pricing accordingly upon mutual agreement. Any adjusted Rate Per Flight Hour pricing will be incorporated into the Service Agreement by way of amendment and Customer will pay the adjusted Rate Per Flight Hour pricing for all EFH incurred by all Engines that remain covered by the Service Agreement from the date of the Engine removal.

In the event that the Parties do not agree on the adjusted Rate Per Flight Hour pricing within [***], CFM may terminate this Service Agreement upon written notice to Customer.

Maximum Removals. If the number of Engines decreases to less than [***] of the number of Engines, as identified in Exhibit B, at the time of any Engine removal, CFM may terminate this Service Agreement upon written notice to Customer.

12.3	EFH Minimum

The monthly average EFH minimum is the EFH yearly average lowest point on the Price Adjustment Matrix divided by [***] as provided in Exhibit D. CFM will compare the actual fleet average EFH during each calendar quarter with the monthly minimum multiplied by [***]. If the reported actual EFH is less than the EFH minimum, CFM will issue an invoice and Customer will pay CFM the difference multiplied by the applicable adjusted and escalated Popular Rate per EFH. At the time of a Qualified Shop Visit, an Engine removal, or upon termination of this Service Agreement, if an Engine has not undergone a Qualified Shop Visit, CFM will compare the actual total EFH reported for such Engine since new or since the last Qualified Shop Visit with the required minimum EFH. If the reported actual EFH is less than the EFH minimum, CFM will issue an invoice and Customer will pay CFM the difference multiplied by the applicable adjusted and escalated Popular Rate per EFH.

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

13	COMMUNICATION

CFM will assign a program manager who will be the point of contact for Customer with respect to implementation of the CFM Service Program, (the “CFM Program Manager”).

Customer will also designate a point of contact to communicate with the CFM Program Manager.

The CFM Program Manager will:

a.	Draft a Procedures Manual and submit it to Customer for mutual approval;

b.

Work with the Customer, on a monthly basis, to develop a Removal Schedule which will identify by serial number the Engine(s) to be removed during the following six (6) month period, the anticipated reason for removal of each, and the schedule for Delivery.

14	GENERAL TERMS AND CONDITIONS

General terms and conditions provided in Exhibit I are an integral part of this Service Agreement.

Counterparts: This Service Agreement may be signed by the Parties in separate counterparts, and any single counterpart or set of counterparts, when signed and delivered to the other Parties shall together constitute one and the same document and be an original Service Agreement for all purposes.

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

IN WITNESS WHEREOF, the Parties hereto have executed this Service Agreement as of the day, month and the year first above written.

CFM INTERNATIONAL, INC.		FRONTIER AIRLINES, INC.

BY:	/s/ Michael P. Munz	BY:	/s/ James G. Dempsey

PRINTED NAME:	Michael P. Munz	PRINTED NAME:	James G. Dempsey

September 2, 2017

TITLE:	GM – N. America Sales	TITLE:	Chief Financial Officer

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

EXHIBITS

EXHIBIT A:	DEFINITIONS

EXHIBIT B:	ENGINES COVERED AND OPERATIONAL PARAMETERS

EXHIBIT C:	SHOP VISIT DATA

EXHIBIT D:	PRICE ADJUSTMENT MATRIX

EXHIBIT E:	ESCALATION

EXHIBIT F:	LRU

EXHIBIT G:	SUPPLEMENTAL SERVICES PRICING

EXHIBIT H:	CFM DESIGNATED REPAIR STATION

EXHIBIT I:	GENERAL TERMS AND CONDITIONS

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

EXHIBIT A: DEFINITIONS

Capitalized terms used in the recitals and elsewhere in the Service Agreement but not otherwise defined in this Service Agreement will have the following meanings:

“Act of God” – An event that directly and exclusively results from the occurrence of natural causes beyond the reasonable control or prediction of the Parties.

“AFM” – Aircraft Flight Manual.

“AMM” – Aircraft Maintenance Manual.

“Aircraft Accident” - An occurrence caused by the operation of an aircraft in which any person suffers a fatal injury or serious injury as a result of being in or upon the aircraft or by direct contact with the aircraft or anything attached to the aircraft, or in which the aircraft receives damage or a third party’s property is damaged in any way.

“Aircraft Incident” - An occurrence, other than an Aircraft Accident, caused by the operation of an aircraft that affects or could affect the safety of operations and that is investigated and reported.

“Airworthiness Directive” or “AD” - A document issued by the AAA having jurisdiction over the Engines, identifying an unsafe condition relating to such Engines and, as appropriate, prescribing inspections and the conditions and limitations, if any, under which the Engines may continue to operate.

“Approved Aviation Authority” or “AAA” - As applicable, the Federal Aviation Administration of the United States (“FAA”) or the European Aviation Safety Authority (“EASA”).

[***]

[***]

“CFM Designated Repair Station” or “CFM DRS” or “DRS” - The maintenance / repair facilities designated by CFM, which are certified by the AAA to perform the CFM Services Program hereunder and where Services are performed on Engines and which are shown on the attached Exhibit H.

“CFM Service Program” - All off-wing work required on an Engine to restore the Engine to Serviceable condition in accordance with the Repair Specification, the Workscope and the terms of this Service Agreement, including Supplemental Services.

“CLP” - The manufacturer’s Current catalog or manufacturer’s Current list price pertaining to a new Engine or part thereof.

“Continuous Engine Operational Data” or “CEOD” – Information generated by the Quick Access Recorder (QAR), Digital Flight Data Recorder (DFDR), or similar device, related to engine and aircraft flight and performance parameters.

“Covered Services” - The Services described in Article 5.1.

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

“Current” - As of the time of the applicable Service or determination.

“Day” - Calendar day unless expressly stated otherwise in writing. If performance is due on a public holiday recognized by the CFM DRS, performance will be postponed until the next business day (Monday through Friday).

“Delivery” - The arrival of an Engine together with all applicable records and required data Delivery Duty Paid (“DDP”), International Chamber of Commerce, Incoterms 2010, at the CFM Designated Repair Station, whereby Customer fulfills the obligations of seller and CFM fulfills the obligations of buyer. “Deliver” will mean the act by which Customer accomplishes Delivery.

“Delivery Point” – in the case of Flightline LRU Support, means the CFM Facility located in Villaroche, France.

“Derivative Data” – Data generated from use of CFM products and software, or data created by CFM that is anonymized, aggregated, de-identified or otherwise compiled on a generic basis from CEOD so as to not provide personal identification.

“Dollars” or “U.S. $” - The lawful currency of the United States of America.

“Engine” - Each bare engine assembly or, as applicable, Engine module, which is the subject of this Service Agreement and identified in Exhibit B, including its essential components as described in Exhibit F.

“Engine Flight Hour” or “EFH” - Engine flight hour expressed in hourly increments of aircraft flight from weight off wheels (wheels up) to weight on wheels (wheels down).

“Engine Flight Cycle” or “EFC” is a flight which has a takeoff and landing, or a touch-and-go landing and take-off used to train pilots.

“Entry Into Service” - The date when the Engine is delivered to Customer by the airframer or by CFM, as a New Engine.

“Entry Start Date” – The Engine Entry Into Service date when the Engine is new and will be delivered to Customer after the Commencement Date or the Entry Into Service Date when the Engine is not new and already delivered to Customer.

“Fair Market Value” – means the average of price proposals for a minimum of three equivalent engines. Equivalent means equivalent age, configuration, operating environment and remaining Engine Flight Cycles.

“FIM” – Fault Isolation Manual.

“Foreign Object Damage” or “FOD” - Damage to any portion of the Engine caused by impact with or ingestion of a non-Engine object such as birds, stones, hail, ice, vehicles, tools or debris. FOD may be further classified as a “Major FOD,” which means FOD that causes an out of limit condition per the Aircraft Maintenance Manual, and which, either immediately or over time, requires the Engine to be removed from service or prevents the reinstallation of the Engine.

“Induction” - The date work commences on the Engine at the CFM Designated Repair Station when all of the following have taken place: (i) CFM’s receipt of the Engine and required data, (ii) Parties’ approval of the preliminary Workscope, (iii) CFM’s receipt of an acceptable purchase order, (iv) Parties’ agreement on use of the Customer furnished equipment; and if required, (v) completion of a receiving inspection (including pre-testing if needed).

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

“Installed Engine” - an Engine originally sold to Customer by the relevant aircraft manufacturer as an engine installed on an aircraft

“Life Limited Part” or “LLP”- One of the parts set forth below, with a limitation on use established by CFM or the AAA, stated in cumulative EFH or cycles:

•	Fan Disk

•	Booster Spool

•	Fan Shaft

•	HPC Front Shaft

•	Stage 1-2 Compressor Spool

•	Stage 4-9 Compressor Spool

•	Stage 3 Compressor Disk

•	Compressor Discharge Pressure Seal (CDP),

•	HPT Front and Rear Shafts,

•	HPT Disk,

•	HPT Front Air Seal,

•	LPT Shaft,

•	LPT Conical Support,

•	LPT Disks.

“LLP Minimum Build” – The minimum quantity of cycles that every LLP must have at the completion of a Performance Restoration Shop Visit. The LLP Minimum Build shall be the threshold used to determine which LLP are replaced at a Performance Restoration Shop Visit.

“Lease” - the lease between Customer and any Lessor for an Aircraft (including its Engines) or Spare Engine.

[***]

[***]

“Lessor” - any entity or its successor and/or assignee that owns an Aircraft (including its Engines) or Spare Engine that is leased to Customer or any successor operator.

[***]

“Life Expiration” – Zero cycles remaining per Chapter 5 of the Engine Shop Manual.

“Line Replaceable Unit” or “LRU” - A major control or accessory that is mounted on the external portion of an Engine, as listed in Exhibit F.

“Main Area of Operation” – the main area of operation of Customer as outlined in Exhibit B.

“New Engine” - An Engine which has not undergone a shop visit, which has less than one hundred (100) EFH since new and which contains only CFM approved parts and CFM approved repairs.

“On-Site Support” or “OSS” - Has the meaning provided in Article 5.2.1.

“Original DRS” – GE Engine Services, Inc. located at Strother Field, Arkansas, KS 67005-0797 or SAFRAN American Engine Services (SAMES) located at Carr. Estatal 200, Querétaro, Tequisquiapan, Km, 22+547 Int B1 Parque Aeroespacial Querétaro, C.P. 76278. Mpio. Colón., Querétaro, Mexico.

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

“Part” - A part originally sold by CFM.

“Performance Restoration Shop Visit” or “PRSV” – The Services, as determined by the CFM Customer Program Manager, performed during a shop visit in which, at a minimum, any one of the following modules is exposed, disassembled and subsequently refurbished: the high-pressure compressor, or high-pressure turbine, or combustor chamber or stage one low pressure turbine nozzle.

“Core LLP Performance Restoration Shop Visit” or “Core LLP PRSV” means a shop visit which is:

A) caused by any Core LLP meeting its life limit; OR

B) any other Qualified Shop Visit where the complete set of Core LLP is within LLP Minimum Build of their life limit

During this Core LLP PRSV, the minimum workscope will be as follows:

(i)	the high pressure compressor, the combustor and the high-pressure turbine modules are exposed, disassembled and subsequently refurbished; and

(ii)	fan, low pressure compressor and LPT module evaluation and cleaning [***] and level 01 of CFM56-5B Maintenance Guide in place at the time of execution of this Amendment.

For clarity, this requirement will not apply in cases where a single component (LLP) is replaced due to a life adjustment or cause. The PRSV will be performed when the full set of LLP has life remaining within the LLP Minimum Build.

“Popular Rate” or “Popular Rate per Engine Flight Hour“ – The Popular Rate per Engine Flight Hour provided in Article 7.1.

“Procedures Manual” - A separate document, not part of this Service Agreement, which provides detailed procedures and guidance for the administration of the Service Agreement. In case of conflict between the Procedures Manual and the Service Agreement, the Service Agreement will prevail.

“Qualified Shop Visit” or “QSV”– Has the meaning provided in Article 5.1.1.

“QEC” – Quick Engine Change.

“Rate” or “Rate Per Engine Flight Hour” – The rate for Covered Services or Additional Services as set forth in Article 7.

“Redelivery” - The shipment of a Serviceable Engine with legally required certifications, Ex Works, International Chamber of Commerce, Incoterms 2010, at the CFM Designated Repair Station, whereby Customer fulfills the obligations of buyer and CFM fulfills the obligations of seller. “Redeliver” will mean the act by which CFM completes Redelivery.

“Removal Schedule” - The schedule jointly developed by CFM and Customer for Engine removal off wing for Services or Engine removal from operation.

“Repair Specification” - The Customer repair specification agreed upon by Customer and CFM which establishes the minimum baseline to which an Engine or part thereof will be inspected, repaired, modified, reassembled and tested in accordance with Customer’s maintenance plan that has been approved by the AAA.

“Repairable” - Capable of being made Serviceable.

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

“Restored Rate per Engine Flight Hour” or “Restored Rate” - The Rate per Engine Flight Hour provided in Article 7.1.

“Rotable Part” - A new or used Serviceable Part drawn from a common pool of Parts used to support one or more customers. A Rotable Part replaces a similar Part removed from an Engine when such removed Part requires repair. In no case shall an LLP be a Rotable Part.

“Scrapped Parts” - Unserviceable parts determined by CFM to be not Repairable per the CFM Manual.

“Service(s)” - With respect to an Engine or part thereof, all or any part of those maintenance, repair and overhaul services provided under this Service Agreement as either Covered Services or Supplemental Services. “Serviced” will be construed accordingly.

“Service Agreement” - This Service Agreement, as the same may be amended or supplemented from time to time, including all its Exhibits.

“Service Bulletin” or “SB” - The document as issued by CFM to notify the operator of modifications, substitution of parts, special inspections, special checks, or conversion of an Engine from one model to another.

“Serviceable” - Meeting AMM and AAA specified standards for airworthiness.

“Spare Engine” - an Engine originally sold to Customer by CFM as a spare engine.

“Supplemental Services” - Those Services provided pursuant to Article 5.3.

“Term” – has the meaning given in Article 3.

“Termination” - The ending of this Service Agreement before the expiration of the Term, as specified in Exhibit I, Article 2 Termination herein below.

“TSM” – Trouble Shooting Manual.

“Turn Around Time” or “TAT” - The number of Days from Induction until the Engine is on CFM’s dock ready for Redelivery (as evidenced solely by placement of the Serviceable tag or equivalent governing agency compliance tag, on such Engine) exclusive of any Excusable Delays as defined in Exhibit I, Article 4.

“Unserviceable” - Not meeting all CFM, AMM and AAA specified standards for airworthiness.

“Used Engine” - An Engine which has undergone a shop visit or which has more than one hundred (100) EFH since new.

“Workscope” - has the meaning given in Article 6.3.

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

EXHIBIT B:     ENGINES COVERED AND OPERATIONAL PARAMETERS

The Engines eligible to be covered by this Service Agreement are set forth below. Customer will maintain a spare engine(s) to installed engines ratio of [***], rounded up to the next whole engine, during the Term of this Service Agreement.

Aircraft Delivery Schedule / Install + Spare Engine – [***]

A321 Aircraft Delivery Schedule

A/C Qty.	Engine Type	Delivery Date	End Date
[***]	CFM56-5B3	[***]	[***]

[***]	CFM56-5B3	[***]	[***]

[***]	CFM56-5B3	[***]	[***]

[***]	CFM56-5B3	[***]	[***]

[***]	CFM56-5B3	[***]	[***]

[***]	CFM56-5B3	[***]	[***]

[***]	CFM56-5B3	[***]	[***]

[***]	CFM56-5B3	[***]	[***]

[***]	CFM56-5B3	[***]	[***]

CFM56- 5B Spare Engine Delivery Schedule

Spare Engine Qty.	Engine Type	Delivery Date	End Date
[***]	CFM56-5B5 (upgraded to - 5B4)	[***]	[***]

[***]	CFM56-5B3	[***]	[***]

[***]

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

Aircraft Delivery Schedule / Install + Spare Engine = [***]

A321 Aircraft Delivery Schedule

A/C Qty.	Engine Type	Delivery Date	End Date
[***]	CFM56-5B3	[***]	[***]
[***]	CFM56-5B3	[***]	[***]
[***]	CFM56-5B3	[***]	[***]
[***]	CFM56-5B3	[***]	[***]
[***]	CFM56-5B3	[***]	[***]
[***]	CFM56-5B3	[***]	[***]
[***]	CFM56-5B3	[***]	[***]
[***]	CFM56-5B3	[***]	[***]
[***]	CFM56-5B3	[***]	[***]
[***]	CFM56-5B3	[***]	[***]

A320 Aircraft Delivery Schedule

A/C Qty.	Engine Type	Delivery Date	End Date
[***]	CFM56-5B4	[***]	[***]
[***]	CFM56-5B4	[***]	[***]

CFM56- 5B Spare Engine Delivery Schedule

Spare Engine Qty.	Engine Type	Delivery Date	End Date
[***]	CFM56-5B4	[***]	[***]
[***]	CFM56-5B3	[***]	[***]

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

Aircraft Delivery Schedule / Install + Spare Engine = [***]

A320 Lease Aircraft Delivery Schedule

A/C Qty.	Engine Type	Delivery Date	End Date
[***]	CFM56-5B4	[***]	[***]
[***]	CFM56-5B4	[***]	[***]
[***]	CFM56-5B4	[***]	[***]
[***]	CFM56-5B4	[***]	[***]
[***]	CFM56-5B4	[***]	[***]
[***]	CFM56-5B4	[***]	[***]

Installed Engines and Spare Engines Operating Parameters:

[***]

[***]

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

EXHIBIT C:    SHOP VISIT DATA

•	Engine Operator

•	Engine Model

•	Engine Serial Number

•	Engine Time and Flight Cycles Since New

•	Engine Time and Flight Cycles Since last Shop Visit

•	Shop Visit Rank

•	Reason for Shop Visit

•	Prime cause,

•	Scheduled/unscheduled,

•	More detailed description

•	Engine Airworthiness Directive and/or Services Bulletin status

•	LLP status

•	All Engine information and records, set forth in the Procedures Manual

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

EXHIBIT D: PRICE ADJUSTMENT MATRIX

When Customer’s actual operating parameters do not equal the values specified in the tables, CFM will calculate severity by performing linear interpolation with the values in the tables that are closest to the actual operating parameters. CFM will apply two-dimensional linear interpolation, as necessary, to the flight leg and derate tables and then between the utilization tables. The resultant severity value will be rounded to four (4) decimal places. The final severity applied will be the product of these severity values rounded to four (4) decimal places.

In the event that Customer’s actual operating parameters are outside the limits provided in the table, the Parties will immediately negotiate an extension to the price adjustment matrix.

[***]

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

EXHIBIT E: ESCALATION

The Rate Per Engine Flight Hour will be adjusted on a yearly basis for fluctuation of the economy as described below:

Year of Operation (“YO”) will be identified as a given year of calendar operation. The prices for any YO will be adjusted in accordance with the following formula:

[***]

All Rates are also subject to economic price adjustments on January 1 of each year based upon the cumulative change in these indices with weightings as shown:

[***]

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

EXHIBIT F: LRU

Engine	Nomenclature
CFM56-5	Air Valve LPTACC Module (Lo Press Turbine Clearance)
CFM56-5	AC Generator (Alternator Rotor)
CFM56-5	AC Generator (Alternator stator)
CFM56-5	VBV Doors
CFM56-5	VBV Actuator (Ballscrew/Linear, etc) Assembly
CFM56-5	Bleed Valve Fuel (Hyd) Gear Motor
CFM56-5	Bleed Valve Stop Mechanism
CFM56-5	Burner Staging Valve(or Burner Selection Valve)
CFM56-5	Clogging Indicator Transmitter
CFM56-5	Electrical Harness (Jx)
CFM56-5	Electronic Control Unit
CFM56-5	Ignition Exciter (Boxes, Assy, etc)
CFM56-5	Fan (N1) Speed Sensor
CFM56-5	T12 Temperature Sensor
CFM56-5	Fuel Filter Differential Press (DP) Switch
CFM56-5	Fuel Flow Transmitter (Meter)
CFM56-5	Fuel Nozzles Filter (Main Fuel Filter)
CFM56-5	Fuel Nozzles
CFM56-5	Main Fuel Pump
CFM56-5	Fuel Return Valve
CFM56-5	Oil/Fuel Heat Exchanger
CFM56-5	Servo Fuel Heater
CFM56-5	Manifold Fuel Valve (Staging)
CFM56-5	IDG Oil, Fuel/Oil Cooler
CFM56-5	TCC Thermocouple (HPTACC Thermocouple Probe)
CFM56-5	HPTACC Valve (Hi Press Turbine Clearance)
CFM56-5	Hydromechanical Unit
CFM56-5	Ignition Lead Assembly (R/L as applicable)
CFM56-5	Lubrication Unit
CFM56-5	N2 Speed Sensor
CFM56-5	Vibration Sensor, N1 Bearing
CFM56-5	Oil Pressure Transmitter (Sensor)
CFM56-5	Oil Tank (Assembly)
CFM56-5	Oil Temperature Sensor / Transmitter
CFM56-5	PT25 Sensor Assembly (Probe)
CFM56-5	Static Anti-Leak Valve
CFM56-5	T3 Sensor Compressor Discharge/Outlet Temperature
CFM56-5	T495 Thermocouple Wiring Harness
CFM56-5	T5 Temperature Sensor
CFM56-5	Transient Bleed Air Valve
CFM56-5	VSV Actuator

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

EXHIBIT G:

SUPPLEMENTAL SERVICES PRICING

1. [***]

2. [***]

3. [***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]		[***]
[***]	[***]		[***]
[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]
4. [***]

5. [***]

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

EXHIBIT G CONTINUED: SUPPLEMENTAL SERVICES PRICING – ANNUAL ADJUSTMENT

1. [***]

2. [***]

3. [***]

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

EXHIBIT G CONTINUED:

SUPPLEMENTAL SERVICES PRICING – FIXED PRICE LABOR SCHEDULE

ESM chapter	Reference	Workscope	Workscope description	Fixed Price (USD)
Engine Level 00
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

General notes:	R/R: Means Remove and Reinstall

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

EXHIBIT H: CFM DESIGNATED REPAIR STATION

Repair Station	Location	Certification Authority	Certification Number
SAFRAN Saint Quentin Plant	1 r Frères Farman 78114 Magny les Hameaux FRANCE	EASA FAA CAAC DGCA (Kuwait) DGCA (India) DGSAS (Oman) GACA (Saudi Arabia) DGCA (Indonesia) ECAA (Egypt) CASS (Singapore) CAAV(Vietnam) GCAA (UAE) CAA (Bahreïn) ANAC (Brazil) BDCA (Bermudas) TACA	145.013 NM1Y353K F03300160 DGCA/AMO/007 5-1175/95-AI (2) AWR/263/SAFRAN-111/01 267FA 145/22500 CAI/SAFRAN/AS/O1/94 AWI/234 VN-072NN/CAAV AMO/176/06 N°ATR/8/5.75 510-02/ANAC BDA/AMO/396 897-10

SAFRAN Chatellerault Plant	Z.I. Nord - rue Maryse Bastié BP 129 86101 Châtellerault Cedex - France Phone. : +33 (0) 5 49 20 45 00 Fax. : +33 (0) 5 49 20 45 30	EASA FAA CAAC DGCA (Kuwait) DGSAS (Oman) GACA (Saudi Arabia) DGCA (Indonesia) ECAA (Egypt) CAAV(Vietnam) GCAA (EAU) CAA (Bahreïn) ANAC (Brazil) BDCA (Bermudas)	145.013 NM12353K F03300160 DGCA/AMO/007 AWR/263/SAFRAN-111/01 267F 145/22500 CAI/SAFRAN/AS/O1/94 VN-072NN/CAAV AMO/176/06 N°ATR/8/5.75 510-02/ANAC BDA/AMO/396

SAFRAN Services Brussels (SSB)	Bâtiment 24 B/101 Brussels Airport BP 1930 - Zaventem - Belgique Tél. : +32 2 790 45 00 Fax. : +32 2 790 47 99	EASA FAA CAAC DGCA (India) DGCA (Indonesia) ANAC (Brazil) DCA (Thailand) ANAC (Argentina) CAAV (Vietnam)	BE.145.06 E7NY532Y F03200167 5-1442/01-AI(2) 145/55100/03 0803-01/ ANAC 413/2551 1-B-491 VN-012NN/CAAV

SAFRAN Morocco Engine System (SMES)	BP 87- Aeroport Mohammed V Nouasser Casablanca - Maroco Tel. : +(212) 522 536 900 Fax. : +(212) 522 539 842	EASA FAA DAC (Morocco) GAMA (Yemen) DGSAS (Oman) CARC (Jordania) Civil Aviation (Namibia)	140.0134 R8EY562Y CN-M03-99 CAMA/AMO/045 AWR/AMO/SMES-145/08 AMO.SMES.10 83

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

Repair Station	Location	Certification Authority	Certification Number
SAFRAN America Engine Services (SAMES)	Carr. Estatal 200 Querétaro - Tequisquiapan, Km 22+547 Int B1 Parque Aeroespacial Querétaro C.P. 76278. Mpio. Colón. Querétaro, México Tel +52 (442) 296.56.00	EASA FAA DGAC (Mexico)	145.0390 3SMY129B 362

GE - Aviation, Services - Cincinnati GE Engine Services Inc. Aviation Component Service Center	201 West Crescentville Road CPL Cincinnati, Ohio 45246-1733 USA Phone: +1-513-977-1150 Fax: +1-513-977-1120	FAA EASA Thai DOA CAAC	SK3R844L; 145.4472 306/2546 F00100397

	3024 Symmes Rd. Hamilton, Ohio, USA	FAA EASA Thai DOA CAAC	SK3D844L 145.4480 304/2546 F00100397

	9220 Glades Drive Hamilton, Ohio, USA	FAA EASA Thai DOA CAAC	SK32844L 145.4471 305/2546 F00100397

	Arkansas City, Kansas, USA	FAA CAAC EASA KCASA DAC	LY2R995K F00100133 EASA145.4465 2005-03/DAC 0512-03/DAC

GE Engine Services (Hungary) GE Engine Services Division GE HungaryZ RT.	33 Levai Street H-2112 Veresegyhaz, Hungary Phone: +36.28.620.202 Fax: +36.28.620.201	FAA EASA HgCAA	G69Y912Y HU.145.0031 HgCAA-031

Airfoil Technologies Singapore Pte. Ltd	62 Loyang Way Singapore 508770 Phone: +65.6543.7818 Fax: +65.6543.7839	FAA CAAS EASA Malaysia DCA Thailand DCA CAAC	F94Y941N AWI/160 EASA.145.0019 AO/0054/98 216/2540 F06500276

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

Repair Station	Location	Certification Authority	Certification Number
GE Aviation Services – Singapore GE Aviation Service Operation LLP	(f/k/a) GE Aviation Service Operation Pte. Ltd. 23 Loyang Way Singapore 508726 Phone: +65.6545.6071 Fax: +65.6542.4212/545.4015 Telex: RS35495	FAAJAA CAAS CAA CAD DCA DGCA Thai DOA DGAC CAAC	FS4Y191MCAA.00099 AWI/53 CAA.00099 AI/54/1185 AO/0036/78 5-783/83-AI(2) 146/2537 145/51200 F06500386

GE Aviation, Services – Tri-Reman GE Engine Services-Tri-Remanufacturing	3390 East Locus Street Terre Haute, IN 47803 U.S.A. / INC. Phone: +1.812.234.5889 Fax: +1.812.234.5654	FAA EASA Thai DOA CAAC	NA5R060N EASA.145.4965 308/2546 F06500386

GE Engine Services - Malaysia.	Malaysia Sdn. Bhd, MAS Engineering Operations Center, Subang, Selangor, Malaysia	DCA FAA EASA Thai DOA CAAC Ind. DGAC Japan JCAB	AO/0012/97 E50Y994N 145.0066 224/2541 F06000295 145/43900 114

GE Aircraft Engine Services, Ltd (Wales)	Caerphilly Road, Nantgarw, Cardiff, South Glamorgan, CF47YJ United Kingdom	FAA EASA CAAS (Singapore) GACA (Saudi Arabia) GCAA (UAE) Transport Canada Pakistan C.A.A DGCA (Kuwait) QCAA (QATAR) DGCA (Chile) ECAA (Egypt) DGCA (India) CAAC	QEMY466L UK.145.00073 AWI/187 AMO-210F AMO/131/04 899-11 CAA/AW/60 DGCA/AMO/8-R1-97 QCAA/AMO/10/F E-373 CAI/GEAES/AS/01/20/06 5-1309/97-A1(2) F04400185

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

Repair Station	Location	Certification Authority	Certification Number
GE Aviation Services (Celma) GE Celma Ltda.	Rua Alice Hervê, 356 Petrópolis, 25669-900 Brazil	FAA EASA	EM4Y159M EASA.145.0065

GE Engine Services, Inc. (Strother)	Strother Field, Arkansas, KS 67005-0797 U.S.A. / INC.	FAA EASA CAAC	LY2R995K 145.4465 F00100133

CFM reserves the right to make additions or changes to the list of Designated Repair Stations upon written notice to Customer. [***].

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

EXHIBIT I: GENERAL TERMS AND CONDITIONS

Table of Contents

ARTICLE 1	-	LIMITATION OF LIABILITY AND INDEMNIFICATION

ARTICLE 2	-	TERMINATION

ARTICLE 3	-	TAXES

ARTICLE 4	-	EXCUSABLE DELAY

ARTICLE 5	-	PATENTS

ARTICLE 6	-	INFORMATION AND DATA

ARTICLE 7	-	GOVERNMENTAL AUTHORIZATION & EXPORT SHIPMENT

ARTICLE 5	-	WAIVER OF IMMUNITY

ARTICLE 9	-	NOTICES

ARTICLE 10	-	LIENS

ARTICLE 11	-	APPLICABLE LAW – DISPUTE RESOLUTION

ARTICLE 12	-	MISCELLANEOUS

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

ARTICLE 1 – LIMITATION OF LIABILITY AND INDEMNIFICATION

A.

Total Liability. The total liability of CFM for any and all claims, whether in contract, warranty, tort (including negligence but excluding willful misconduct), product liability, patent infringement or otherwise, for any damages arising out of, connected with or resulting from the Service Agreement or the performance or non-performance of any Service or from the manufacture, sale, Redelivery, resale, repair, overhaul, replacement or use of the Engine or any item or part thereof, will not exceed [***]. [***]

In no event will CFM have any liability hereunder, whether as a result of breach of contract, warranty, tort (including negligence but excluding willful misconduct), product liability, patent liability, or otherwise, for [***]

Consequently, Customer and its insurers waive any recourse against CFM and its insurers for any loss or damage beyond that limit and shall indemnify CFM and hold CFM harmless from any and all liabilities, damages, penalties and expenses arising out of any claim by any person other than CFM beyond such limits.

In the event Customer uses non-CFM parts or non-CFM approved LRU’s, parts or repairs in an Engine and such LRU’s, parts or repairs cause personal injury, death or property damage to third parties, Customer shall indemnify and hold harmless CFM from all claims and liabilities associated therewith. The preceding indemnity shall apply whether or not CFM was provided a right under this Service Agreement to remove such LRU’s, parts or repairs, and irrespective of the exercise by CFM of such right.

B.

Definition. For the purpose of this Article 1, the term “CFM” is deemed to include CFM and its parent and affiliated companies, the subcontractors and suppliers of any Services furnished hereunder, and the directors, officers, employees, agents and representatives of each.

ARTICLE 2 – TERMINATION

A.	Termination Events. The Service Agreement may be terminated as follows:

•

Late Payment. In the event that Customer fails to make payments to CFM within the time periods specified herein, CFM may terminate all or any portion of this Service Agreement upon [***] written notice to Customer, unless Customer cures such failure within such period following receipt of this notice.

•

Insolvency. Either Party may terminate or suspend performance of all or any portion of this Service Agreement if the other Party: (A) makes any agreement with creditors due to its inability to make timely payments of its debts; (B) enters into bankruptcy or liquidation, whether compulsory or voluntary; (C) becomes insolvent; or (D) becomes subject to the appointment of a receiver of the whole or material part of its assets. If such termination should occur, Customer will not be relieved of its payment obligation for Services provided hereunder.

•

Material Breach. Either Party may terminate this Service Agreement upon [***] written notice to the other for failure to comply with any material provision of this Service Agreement unless the failure has been cured or the Party in breach has substantially effected all acts required to cure the failure prior to such [***] (except for late payment, as described in Paragraph A.1 above).

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

•

Maximum Removals. If at any time during the Term of this Service Agreement, the number of Engines decreases to less than [***] of the number of Engines listed in Exhibit B, CFM may terminate this Service Agreement immediately upon written notice to Customer.

B.

Activity After Termination. In the event the Service Agreement is terminated, the following shall cumulatively apply, in addition to any other right or remedy allowable under this Service Agreement or applicable law:

•

Payment for Services Performed. In the event of termination of this Service Agreement for any reason, Customer will pay CFM for all Services or work performed by or caused to be performed by CFM up to the time of such termination under the applicable terms and prices of this Service Agreement including all costs, fees, and charges incurred by CFM in providing support and material under this Service Agreement, including Lease engines.

•	Reconciliation. In addition to the above, the terms of the reconciliation under the removal of Engines provisions of Article 12 of the Service Agreement will apply.

•

Work in Process, Redelivery of Customer’s Engines. Upon the termination or expiration of this Service Agreement, CFM will complete all work in process in a diligent manner and Redeliver all Engines, parts and related documentation, provided that Customer (a) has paid in full all charges for all such Services and material, plus all costs, fees and penalties, incurred by CFM in providing support, including any Lease engines, and (b) has returned all Lease engines provided under this Service Agreement.

•

Other Agreements.    Customer’s material breach of this Service Agreement, if not cured hereunder, will, at CFM’s option, be a material breach of all other agreements and contracts between Customer and CFM. In such an event, CFM may: (A) suspend performance under any or all of the other agreements and contracts until a reasonable time after all defaults have been cured; (B) terminate this Service Agreement and any or all other such agreements and contracts; and/or (C) pursue any other remedy with respect to this Service Agreement or the other agreements and contracts which the law permits.

ARTICLE 3 – TAXES

A.

Taxes, Duties, or Charges. In addition to the price for the Services, Customer agrees to pay, upon demand, all taxes (including, without limitation, sales, use, excise, turnover or value added taxes), duties, fees, charges or assessments of any nature (but excluding any income taxes) (hereinafter “Taxes”) assessed or levied in connection with performance of this Service Agreement.

B.

Reimbursement/Refund. If payment of any such Taxes is made by CFM (or the applicable affiliated company), Customer will reimburse CFM (or the applicable affiliated company) upon demand, such reimbursement including, inter alia, penalties and interests which could have been levied against CFM (or the applicable affiliated company). Customer will use all reasonable efforts to obtain a refund thereof. If all or any part of any such taxes is refunded to CFM, CFM (or the applicable affiliated company) will repay to Customer such part thereof as CFM (or the applicable affiliated company) was refunded.

C.

Withholdings. All payments by Customer to CFM (or the applicable affiliated company) under this Service Agreement will be free of all withholdings of any nature whatsoever except to the extent otherwise required by law, and if any such withholding is so required, Customer will pay an additional amount such that after the deduction of all amounts required to be withheld, the net amount received

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

by CFM (or the applicable affiliated company) will equal the amount that CFM (or the applicable affiliated company) would have received if such withholding had not been required. If the aforementioned mechanism contradicts the law of the United States, the Parties shall amend this Service Agreement in order to increase the respective prices and amounts provided for by this Service Agreement so that the initial prices and amounts are preserved.

ARTICLE 4 – EXCUSABLE DELAY

A.

Excusable Delay. Either Party will be excused from, and will not be liable for, any delay in performance or failure to perform hereunder (except for the obligation to pay money or credit or debit an account which will not be excused hereunder), and will not be deemed to be in default for any delay in or failure of performance hereunder due to causes beyond its reasonable control. Such causes will be conclusively deemed to include, but not be limited to acts of God, fire, terrorism, war (declared or undeclared), severe weather conditions, earthquakes, epidemics, material shortages, insurrection, acts or omissions of the other Party, any act or omission by any governmental authority, strikes, labor disputes, acts or threats of vandalism or terrorism (including disruption of technology resources), or transportation shortages (each an “Excusable Delay”). The time of performance shall be extended for a period equal to the time lost by reason of delay, including time to overcome the effect of the delay.

B.

Continuing Obligations. Article 4.A will not, however, relieve either Party from using its commercially reasonable efforts to avoid or remove such causes of delay and continue performance with reasonable dispatch when such causes are removed. During the period of an excusable delay, CFM will have the right to invoice Customer for Services performed.

C.

Extended Delay Termination. If delay resulting from any of the foregoing causes extends for more than [***] and the Parties have not agreed upon a revised basis for continuing the Services, including any adjustment of the price, then either Party, upon [***] written notice to the other, may terminate the purchase order that covers the delayed Services.

ARTICLE 5 – PATENTS

A.

Claims. CFM shall handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that, without further combination, any material or process used in the repair of any items furnished under this Service Agreement constitutes an infringement of any patent or copyright of France and/or of the United States. This paragraph shall apply only to the extent that such material or process is so used to CFM’s specification.

B.

Liability. CFM’s liability hereunder is expressly conditioned upon Customer promptly notifying CFM in writing and giving CFM exclusive authority, information and assistance (at CFM’s expense) for the handling, defense or settlement of any claim, suit or proceeding. In case such material or process is held in such claim, suit or proceeding to constitute infringement and the use of said material or process is enjoined, CFM shall, at its own expense and at its option either (1) settle or defend such claim or suit or proceeding arising therefrom, or (2) procure for Customer the right to continue using said material or process in the item repaired under the Service Agreement, or (3) replace same with an item satisfactory and incorporating non-infringing material or process, or (4) modify same so it becomes satisfactory and non-infringing, or (5) refund the repair price applicable to such material or process. CFM shall not be responsible to Customer or to any third party, for incidental or consequential damages, including, but not limited to, costs, expenses, liabilities and/or loss of profits resulting from loss of use under this Article 5.

C.	Indemnification. The preceding paragraph B shall not apply: (1) to any material or process or part thereof of Customer design or specification, or used at Customer’s direction in any repair under the

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

Service Agreement, or (2) to the use of any material or process furnished under the Service Agreement in conjunction with any other apparatus, article, material or process. As to any material or process or use described in the preceding sentence, CFM assumes no liability whatsoever for patent or copyright infringement, and Customer shall, in the same manner as CFM is obligated to Customer above, indemnify, defend and hold CFM harmless from and against any claim or liability, including costs and expense in defending any such claim or liability in respect thereto.

D.

Remedy. THE FOREGOING SHALL CONSTITUTE THE SOLE AND EXCLUSIVE REMEDY OF Customer AND THE SOLE LIABILITY OF CFM FOR PATENT OR COPYRIGHT INFRINGEMENT BY ANY MATERIAL OR PROCESS AND IS SUBJECT TO THE LIMITATION OF LIABILITY SET FORTH IN ARTICLE 1, “LIMITATION OF LIABILITY AND INDEMNIFICATION.” THE PATENT WARRANTY OBLIGATIONS RECITED ABOVE ARE IN LIEU OF ALL OTHER PATENT WARRANTIES WHATSOEVER, WHETHER ORAL, WRITTEN, EXPRESSED, IMPLIED OR STATUTORY (INCLUDING ANY WARRANTY OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE).

ARTICLE 6 – NON DISCLOSURE

A.

Non-Disclosure. Unless the Parties otherwise agree herein or further in writing, any of the terms of the Service Agreement or any knowledge, information or data which the Parties have or may disclose to each other shall be held in confidence and may not be either disclosed or used for any purpose, except:

1.

To the extent required by government agencies and courts for official purposes, disclosure may be made to such agencies and courts. In such event, a suitable restrictive legend limiting further disclosure shall be applied.

2.	The existence of the Service Agreement and its general purpose only may be stated to others by either of the Parties without approval from the other.

3.

CFM may disclose the same to its parents, affiliates, subsidiaries, joint venture participants, engineering service provider, or consultants as needed to perform the Services provided under this Service Agreement.

The preceding clause will not apply to information which (1) is or becomes part of the general public knowledge or literature otherwise than as a result of breach of any confidentiality obligation to CFM, or (2) was, as shown by written records, known to the receiving party prior to receipt from the disclosing Party.

B.

Intellectual Property. Nothing contained in this Service Agreement will convey to either Party the right to use the trademarks of the other, or convey or grant to Customer any license under any patent owned or controlled by CFM.

ARTICLE 7 – GOVERNMENTAL AUTHORIZATION & EXPORT SHIPMENT

Customer shall be the importer and/or exporter of record and shall be responsible for the timely application for, obtaining and maintaining any required authorization, such as export license, import license, exchange permit or any other required governmental authorization relating to the Engine, and shall be responsible for complying with all U.S., French and other foreign regulations and reporting requirements. At Customer’s request and expense, CFM will assist Customer in its application for any required U.S. or French export licenses. CFM will not be liable if any authorization is not renewed or is delayed, denied, revoked or restricted, and Customer will not thereby be relieved of its obligation to pay for Services performed by CFM. All transported Engines will be

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

subject to (i) the U.S. Export Administration Regulations and/or International Traffic in Arms Regulations and (ii) the French export control regulations. Customer agrees not to dispose of U.S. or French origin items provided by CFM other than in and to the country of ultimate destination and/or as identified in an approved government license or authorization, except as said laws and regulations may permit.

ARTICLE 8 – WAIVER OF IMMUNITY

To the extent that Customer or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any competent court, from service of process, from attachment prior to judgment, from attachment in aid of execution, or from execution prior to judgment, or other legal process in any jurisdiction, Customer hereby irrevocably waives the application of such immunity and particularly, the U.S. Foreign Sovereign Immunities Act, 28 U.S.C. 1602, et. seq., and agrees not to plead or claim, any such immunity with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Service Agreement or the subject matter hereof. Such agreement shall be irrevocable and not subject to withdrawal in any and all jurisdictions.

ARTICLE 9 – NOTICES

A.

Acknowledgement. Any notices under this Service Agreement shall be in writing and be delivered or sent by mail, express/shipping service or electronic transmission to the respective Parties at the following addresses, which may be changed by written notice:

TO:

Frontier Airlines, Inc. 7001 Tower Road Denver, CO 80249	CFM International, Inc. 6440 Aviation Way West Chester, Ohio 45069, U.S.A.

Att. : General Counsel	Att. : CFM Services General Manager

B.

Effect of Notices. Notices will be effective and will be deemed to have been given to (or “received by”) the recipient: (A) upon delivery, if sent by courier, express mail, or delivered personally; (B) on the next business day following receipt, if sent by facsimile; or (C) on the [***] after posting (or on actual receipt, if earlier) in the case of a letter sent prepaid first class mail.

ARTICLE 10 – LIENS

A.

Security Interest. Customer hereby grants to CFM a security interest in all property and proceeds owned by Customer in the possession of CFM or any of CFM’s parents or affiliates at any time (including Customer’s beneficial rights to property leased by Customer to CFM), to secure all amounts owed by Customer to CFM hereunder, and CFM will have all rights of a secured party under the Uniform Commercial Code and applicable law with respect to such property. Customer consents to the filing of financing statements, mechanic’s liens, and similar instruments necessary to perfect CFM’s security interests as required by the UCC, Federal Aviation Administration, and applicable law. Customer will

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also exert commercially reasonable efforts to obtain from the owner or mortgagee thereof the grant to CFM or the consent to the grant to CFM, as the case may be, of a security interest, which security interest will be subordinate to prior interests granted by Customer to third parties, in any other property in the possession of CFM or any of CFM’s parents or affiliates at any time (including Customer’s beneficial rights to property leased by Customer to CFM), to secure all amounts owed by Customer to CFM hereunder, and CFM will have all rights of a secured party under the Uniform Commercial Code and applicable law with respect to such property. Customer will promptly execute and deliver all documentation, as reasonably requested by CFM, to effect such security rights and any other statutory or common law lien rights under applicable law. Customer shall not grant any security interests or liens in Engines that are junior to those of CFM without CFM’s prior written consent.

B.

Other Liens. Customer: (i) acknowledges that CFM has the legal right to assert mechanic’s liens or other statutory or common law liens under applicable law (foreign or domestic) against Engines following performance of Services under this Service Agreement or all other agreements and contracts between CFM and Customer, and (ii) grants to CFM a right of retention on all Engines or Parts owned or leased by Customer in the possession of CFM or any of CFM’s parents or affiliates to secure all amounts owed by Customer to CFM under this Service Agreement or any other related agreement between CFM and Customer. The Parties agree that CFM can assert its right of retention notwithstanding that the Services performed on the particular Engine(s) or Part(s) to be retained have been paid by Customer. CFM will have the rights of a creditor who may avail himself a right of retention under the applicable law and (iii) agrees to supply such information, including name and address of the owner of each Engine, as reasonably requested by CFM to facilitate filing of such liens in New York or any other jurisdiction where Services may be performed. With respect to Engines leased by Customer to CFM, CFM understands that Customer has been authorized and required by the owners to cause Services to be performed. CFM may, at its option, notify the owners of the existence of this Service Agreement and CFM’s lien rights and right of retention arising from performance of Services.

C.

Enforcement. If Customer fails to tender any payment owing under this Service Agreement and CFM initiates foreclosure with respect to any Engine, whether pursuant to a security interest granted under this Service Agreement or a mechanic’s lien, then Customer agrees to supply to CFM all records, log books and other documentation pertaining to the maintenance condition of the Engine, and a certificate either (i) certifying that the Engine has not been involved in any Aircraft Accident or Incident or (ii) specifying the date and facts surrounding any Accident or Incident in which the Engine has been involved and the nature and extent of the damage sustained (such records, log books, certificate and other documentation referred to hereinafter as the “Engine Documents”). The Parties recognize that the failure by Customer to deliver the Engine Documents may have a material, adverse effect on the value of any Engine with respect to which foreclosure has been initiated by CFM and the ability of CFM to sell or lease the Engine, and that the damages CFM may sustain as a result are not readily calculable.

ARTICLE 11 – APPLICABLE LAW – DISPUTE RESOLUTION

A.

Applicable Law. This Service Agreement shall be construed, interpreted and applied, and the legal relations between the Parties determined, in accordance with the laws of the State of New York (U.S.A. / INC.). The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Service Agreement

Dispute Resolution. If any dispute arises relating to this Service Agreement, the Parties will endeavor to resolve the dispute amicably, including by designating senior managers who will meet and use commercially reasonable efforts to resolve any such dispute. If the Parties’ senior managers do not resolve the dispute within sixty (60) Days of first written request, either Party may request that the dispute be settled and fully and finally determined by binding arbitration, in accordance with the International Chamber of Commerce pursuant to its rules of Conciliation and Arbitration, by one or more

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arbitrators appointed in accordance with said rules. The place of arbitration and hearings shall be New York. The arbitration shall be in English and the opinion shall be rendered in English. The arbitration award shall be final and binding by any Party in any court of competent jurisdiction, and shall waive any claim appeal whatsoever against it. The arbitrators will have no authority to award punitive damages or any other damages not measured by the prevailing Party’s actual damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of the Service Agreement. All statements made or materials produced in connection with this dispute resolution process and arbitration are confidential and will not be disclosed to any third party except as required by law or subpoena. The Parties intend that the dispute resolution process set forth in this Article will be their exclusive remedy for any dispute arising under or relating to this Service Agreement or its subject matter.

B.

Exception. Either Party may at any time, without inconsistency with this Article, seek from a court of competent jurisdiction any equitable, interim or provisional relief to avoid irreparable damage. This Article will not apply to and will not bar litigation regarding claims related to a Party’s proprietary or intellectual property rights, nor will this Article be construed to modify or displace the ability of the Parties to effectuate any termination contemplated in Article 2.

ARTICLE 12 – MISCELLANEOUS

A.

Assignment of Agreement. This Service Agreement, any related purchase order or any rights or obligations hereunder may not be assigned, in whole or in part, without the prior written consent of the other Party, except that Customer’s consent will not be required for an assignment by CFM to one of CFM’s parent companies or affiliates. In the event of any such assignment, Customer will be so advised in writing. Any assignment in contradiction of this clause will be considered null and void.

B.

Beneficiaries. Except as otherwise expressly provided to the contrary, the rights herein granted and this Service Agreement are for the benefit of the Parties hereto and are not for the benefit of any third person, firm or corporation, except as expressly provided herein with respect to GE and SAFRAN.

C.

Survival of Certain Clauses. The rights and obligations of the Parties under the following Articles of this Service Agreement as amended, and related Exhibits shall survive the expiration, termination or completion of this Service Agreement:

- Limitation of Liability and Indemnification

- Taxes

- Patents

- Non Disclosure

- Governmental Authorization & Export Shipment

- Waiver of Immunity

- Applicable Law – Dispute Resolution

- Miscellaneous

D.

General Rules of Contract Interpretation. Article and paragraph headings contained in this Service Agreement are inserted for convenience of reference only and do not limit, affect or restrict in any way the meaning and the interpretation of this Service Agreement. Words used in the singular shall have a comparable meaning when used in the plural and vice versa, unless the contrary intention appears. Words such as “hereunder”, “hereof” and “herein” and other words beginning with “here” refer to the whole of this Service Agreement, including amendments. References to Articles, Sections, Paragraphs or Exhibits will refer to the specified Article, Section, Paragraph or Exhibit of this Service Agreement unless otherwise specified.

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E.

Language. The English language will be used in the interpretation and performance of this Service Agreement. All correspondence and documentation arising out of or connected with this Service Agreement and any related purchase order(s), including Engine records and Engine logs, will be in the English language.

F.

Severability. The invalidity or unenforceability of any part or provision of this Service Agreement, or the invalidity of its application to a specific situation or circumstance, shall not affect the validity legality and enforceability of the remainder of this Service Agreement, or its application to other situations or circumstances. In addition, if a part of this Service Agreement becomes invalid, the Parties will endeavor in good faith to reach agreement on a replacement provision that will reflect, as nearly as possible, the intent of the original provision.

G.

Non-Waiver. Any failure or delay in the exercise of rights or remedies hereunder will not operate to waive or impair such rights or remedies. Any waiver given will not be construed to require future or further waivers.

H.

Currency Judgment. This is an international transaction in which the specification of United States Dollars is of the essence. No payments required to be made under this Service Agreement will be discharged by payments in any currency other than United States Dollars, whether pursuant to a judgment, arbitration award or otherwise.

I.

No Agency Fees. Customer represents and warrants that no officer, employee, representative or agent of Customer has been or will be paid a fee or otherwise has received or will receive any personal compensation or consideration by or from CFM in connection with the obtaining, arranging or negotiation of this Service Agreement or other documents entered into or executed in connection herewith.

J.	No Agency. Nothing in this Service Agreement will be interpreted or construed to create a partnership, agency or joint venture between CFM and Customer.

K.	Titles/Subtitles. The titles and subtitles given to the sections of the Service Agreement are for convenience. They do not limit or restrict the context of the article or section to which they relate.

L.

Entire Agreement; Modification. This Service Agreement, together with its Exhibits and any amendment (or Letter Agreement relating hereto, if any), contains and constitutes the entire understanding and agreement between the Parties respecting the subject matter hereof, and supersedes and cancels all previous negotiations, pre-existing agreements, commitments and writing in connection herewith. This Service Agreement may not be released, discharged, abandoned, supplemented, modified or waived, in whole or in part, in any manner, orally or otherwise, except by a writing of concurrent or subsequent date signed and delivered by a duly authorized officer or representative of each of the Parties hereto making specific reference to this Service Agreement and the provisions hereof being released, discharged, abandoned, supplemented, modified or waived.

M.

Counterparts. This Service Agreement may be executed in one or more counterparts, all of which counterparts will be treated as the same binding agreement, which will be effective as of the date set forth on the first page hereof, upon execution by both Parties and delivery by each Party hereto to the other Party of one or more such counterparts.

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